RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2019

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
On March 22, 2019, the Company's wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited completed its previously announced purchase of all the share capital of RenaissanceRe Europe AG (formerly known as Tokio Millennium Re AG), RenaissanceRe (UK) Limited (formerly known as Tokio Millennium Re (UK) Limited) and their subsidiaries (collectively, “TMR”) (the “TMR Stock Purchase”). The Company accounted for the acquisition of TMR under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic Business Combinations. The operating activities of TMR from the acquisition date, March 22, 2019, through March 31, 2019 were not material and, as a result, were not included in the Company's consolidated statements of operations for the three months ended March 31, 2019. The operating activities of TMR from the acquisition date, March 22, 2019, through December 31, 2019 are included in the Company's consolidated statements of operations for the three and twelve months ended December 31, 2019. At December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, the Company's consolidated balance sheet reflects the combined entities.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S ("GAAP") including “operating income available to RenaissanceRe common shareholders,” “operating income available to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends," "retained investment result" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 24 for "Comments on Regulation G."
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Highlights
Gross premiums written	$905,479	$861,068	$1,476,908	$1,564,295	$547,755	$4,807,750	$3,310,427
Underwriting (loss) income	$(65,157)	$(3,368)	$170,833	$154,109	$(82,349)	$256,417	$244,855

Net investment income	$112,695	$113,844	$115,832	$81,462	$53,338	$423,833	$261,866
Net realized and unrealized gains (losses) on investments	17,897	31,938	194,003	170,645	(88,654)	414,483	(175,069)
Total investment result	$130,592	$145,782	$309,835	$252,107	$(35,316)	$838,316	$86,797

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$33,773	$36,698	$367,854	$273,717	$(83,906)	$712,042	$197,276
Operating income available to RenaissanceRe common shareholders (1)	$23,013	$12,966	$212,572	$154,360	$4,797	$402,911	$349,027

Total investments	$17,368,789	$16,947,893	$16,388,316	$14,852,848	$11,885,747	$17,368,789	$11,885,747
Total assets	$26,330,094	$25,644,210	$26,086,961	$24,559,600	$18,676,196	$26,330,094	$18,676,196
Reserve for claims and claim expenses	$9,384,349	$8,602,437	$8,484,848	$8,391,484	$6,076,271	$9,384,349	$6,076,271
Total shareholders' equity attributable to RenaissanceRe	$5,971,367	$5,951,235	$5,912,842	$5,554,033	$5,045,080	$5,971,367	$5,045,080

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.77	$0.83	$8.35	$6.43	$(2.10)	$16.29	$4.91
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$0.52	$0.29	$4.78	$3.60	$0.11	$9.13	$8.73
Book value per common share	$120.53	$120.07	$119.17	$111.05	$104.13	$120.53	$104.13
Tangible book value per common share (1)	$114.03	$113.52	$112.57	$104.39	$97.85	$114.03	$97.85
Tangible book value per common share plus accumulated dividends (1)	$134.71	$133.86	$132.57	$124.05	$117.17	$134.71	$117.17
Change in tangible book value per common share plus change in accumulated dividends (1)	0.7%	1.1%	8.2%	7.0%	(0.4)%	17.9%	6.4%

Financial ratios
Combined ratio	106.7%	100.4%	81.3%	72.0%	114.3%	92.3%	87.6%
Return on average common equity - annualized	2.5%	2.8%	28.9%	23.5%	(7.8)%	14.1%	4.7%
Operating return on average common equity - annualized (1)	1.7%	1.0%	16.7%	13.3%	0.4%	8.0%	8.4%
Total investment return - annualized	3.1%	3.6%	8.0%	8.0%	(1.2)%	5.2%	0.8%

(1)	See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Revenues
Gross premiums written	$905,479	$861,068	$1,476,908	$1,564,295	$547,755	$4,807,750	$3,310,427
Net premiums written	$725,367	$704,130	$1,022,965	$929,031	$411,094	$3,381,493	$2,131,902
Decrease (increase) in unearned premiums	244,758	202,618	(111,463)	(379,003)	163,519	(43,090)	(155,773)
Net premiums earned	970,125	906,748	911,502	550,028	574,613	3,338,403	1,976,129
Net investment income	112,695	113,844	115,832	81,462	53,338	423,833	261,866
Net foreign exchange (losses) gains	(1,126)	(8,275)	9,309	(2,846)	(932)	(2,938)	(12,428)
Equity in earnings of other ventures	5,874	5,877	6,812	4,661	4,143	23,224	18,474
Other (loss) income	(160)	1,016	922	3,171	5,489	4,949	5,969
Net realized and unrealized gains (losses) on investments	17,897	31,938	194,003	170,645	(88,654)	414,483	(175,069)
Total revenues	1,105,305	1,051,148	1,238,380	807,121	547,997	4,201,954	2,074,941
Expenses
Net claims and claim expenses incurred	762,093	654,520	453,373	227,035	477,638	2,097,021	1,120,018
Acquisition expenses	208,618	202,181	227,482	123,951	120,465	762,232	432,989
Operational expenses	64,571	53,415	59,814	44,933	58,859	222,733	178,267
Corporate expenses	17,642	13,844	23,847	38,789	12,108	94,122	33,983
Interest expense	15,496	15,580	15,534	11,754	11,765	58,364	47,069
Total expenses	1,068,420	939,540	780,050	446,462	680,835	3,234,472	1,812,326
Income (loss) before taxes	36,885	111,608	458,330	360,659	(132,838)	967,482	262,615
Income tax benefit (expense)	3,455	(3,664)	(9,475)	(7,531)	8,852	(17,215)	6,302
Net income (loss)	40,340	107,944	448,855	353,128	(123,986)	950,267	268,917
Net loss (income) attributable to noncontrolling interests	2,622	(62,057)	(71,812)	(70,222)	49,269	(201,469)	(41,553)
Net income (loss) attributable to RenaissanceRe	42,962	45,887	377,043	282,906	(74,717)	748,798	227,364
Dividends on preference shares	(9,189)	(9,189)	(9,189)	(9,189)	(9,189)	(36,756)	(30,088)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$33,773	$36,698	$367,854	$273,717	$(83,906)	$712,042	$197,276

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.77	$0.83	$8.36	$6.43	$(2.10)	$16.32	$4.91
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.77	$0.83	$8.35	$6.43	$(2.10)	$16.29	$4.91
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$0.52	$0.29	$4.78	$3.60	$0.11	$9.13	$8.73

Return on average common equity - annualized	2.5%	2.8%	28.9%	23.5%	(7.8)%	14.1%	4.7%
Operating return on average common equity - annualized (1)	1.7%	1.0%	16.7%	13.3%	0.4%	8.0%	8.4%

(1)	See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended December 31, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$245,001	$660,478	$—	$905,479
Net premiums written	$242,932	$482,435	$—	$725,367
Net premiums earned	$467,404	$502,721	$—	$970,125
Net claims and claim expenses incurred	424,207	338,104	(218)	762,093
Acquisition expenses	90,790	117,849	(21)	208,618
Operational expenses	39,469	25,943	(841)	64,571
Underwriting (loss) income	$(87,062)	$20,825	$1,080	$(65,157)

Net claims and claim expenses incurred - current accident year	$432,160	$342,268	$—	$774,428
Net claims and claim expenses incurred - prior accident years	(7,953)	(4,164)	(218)	(12,335)
Net claims and claim expenses incurred - total	$424,207	$338,104	$(218)	$762,093

Net claims and claim expense ratio - current accident year	92.5%	68.1%		79.8%
Net claims and claim expense ratio - prior accident years	(1.7)%	(0.8)%		(1.2)%
Net claims and claim expense ratio - calendar year	90.8%	67.3%		78.6%
Underwriting expense ratio	27.8%	28.6%		28.1%
Combined ratio	118.6%	95.9%		106.7%

	Three months ended December 31, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$199,918	$347,837	$—	$547,755
Net premiums written	$170,647	$240,447	$—	$411,094
Net premiums earned	$328,585	$246,027	$1	$574,613
Net claims and claim expenses incurred	275,700	202,047	(109)	477,638
Acquisition expenses	50,817	69,650	(2)	120,465
Operational expenses	37,021	21,762	76	58,859
Underwriting (loss) income	$(34,953)	$(47,432)	$36	$(82,349)

Net claims and claim expenses incurred - current accident year	$324,118	$227,289	$—	$551,407
Net claims and claim expenses incurred - prior accident years	(48,418)	(25,242)	(109)	(73,769)
Net claims and claim expenses incurred - total	$275,700	$202,047	$(109)	$477,638

Net claims and claim expense ratio - current accident year	98.6%	92.4%		96.0%
Net claims and claim expense ratio - prior accident years	(14.7)%	(10.3)%		(12.9)%
Net claims and claim expense ratio - calendar year	83.9%	82.1%		83.1%
Underwriting expense ratio	26.7%	37.2%		31.2%
Combined ratio	110.6%	119.3%		114.3%

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Year ended December 31, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$2,430,985	$2,376,765	$—	$4,807,750
Net premiums written	$1,654,259	$1,727,234	$—	$3,381,493
Net premiums earned	$1,627,494	$1,710,909	$—	$3,338,403
Net claims and claim expenses incurred	965,424	1,131,637	(40)	2,097,021
Acquisition expenses	313,761	448,678	(207)	762,232
Operational expenses	139,015	84,546	(828)	222,733
Underwriting income	$209,294	$46,048	$1,075	$256,417

Net claims and claim expenses incurred - current accident year	$968,357	$1,155,519	$—	$2,123,876
Net claims and claim expenses incurred - prior accident years	(2,933)	(23,882)	(40)	(26,855)
Net claims and claim expenses incurred - total	$965,424	$1,131,637	$(40)	$2,097,021

Net claims and claim expense ratio - current accident year	59.5%	67.5%		63.6%
Net claims and claim expense ratio - prior accident years	(0.2)%	(1.4)%		(0.8)%
Net claims and claim expense ratio - calendar year	59.3%	66.1%		62.8%
Underwriting expense ratio	27.8%	31.2%		29.5%
Combined ratio	87.1%	97.3%		92.3%

	Year ended December 31, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,760,926	$1,549,501	$—	$3,310,427
Net premiums written	$1,055,188	$1,076,714	$—	$2,131,902
Net premiums earned	$1,050,831	$925,298	$—	$1,976,129
Net claims and claim expenses incurred	497,895	622,320	(197)	1,120,018
Acquisition expenses	177,912	255,079	(2)	432,989
Operational expenses	112,954	64,883	430	178,267
Underwriting income (loss)	$262,070	$(16,984)	$(231)	$244,855

Net claims and claim expenses incurred - current accident year	$719,185	$671,582	$—	$1,390,767
Net claims and claim expenses incurred - prior accident years	(221,290)	(49,262)	(197)	(270,749)
Net claims and claim expenses incurred - total	$497,895	$622,320	$(197)	$1,120,018

Net claims and claim expense ratio - current accident year	68.4%	72.6%		70.4%
Net claims and claim expense ratio - prior accident years	(21.0)%	(5.3)%		(13.7)%
Net claims and claim expense ratio - calendar year	47.4%	67.3%		56.7%
Underwriting expense ratio	27.7%	34.5%		30.9%
Combined ratio	75.1%	101.8%		87.6%

4

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Gross premiums written	$245,001	$314,400	$839,200	$1,032,384	$199,918
Net premiums written	$242,932	$302,982	$544,115	$564,230	$170,647
Net premiums earned	$467,404	$444,332	$425,013	$290,745	$328,585
Net claims and claim expenses incurred	424,207	338,260	146,874	56,083	275,700
Acquisition expenses	90,790	79,521	89,711	53,739	50,817
Operational expenses	39,469	34,238	36,764	28,544	37,021
Underwriting (loss) income	$(87,062)	$(7,687)	$151,664	$152,379	$(34,953)

Net claims and claim expenses incurred - current accident year	$432,160	$345,880	$136,111	$54,206	$324,118
Net claims and claim expenses incurred - prior accident years	(7,953)	(7,620)	10,763	1,877	(48,418)
Net claims and claim expenses incurred - total	$424,207	$338,260	$146,874	$56,083	$275,700

Net claims and claim expense ratio - current accident year	92.5%	77.8%	32.0%	18.6%	98.6%
Net claims and claim expense ratio - prior accident years	(1.7)%	(1.7)%	2.6%	0.7%	(14.7)%
Net claims and claim expense ratio - calendar year	90.8%	76.1%	34.6%	19.3%	83.9%
Underwriting expense ratio	27.8%	25.6%	29.7%	28.3%	26.7%
Combined ratio	118.6%	101.7%	64.3%	47.6%	110.6%

	Three months ended
Casualty and Specialty Segment	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Gross premiums written	$660,478	$546,668	$637,708	$531,911	$347,837
Net premiums written	$482,435	$401,148	$478,850	$364,801	$240,447
Net premiums earned	$502,721	$462,416	$486,489	$259,283	$246,027
Net claims and claim expenses incurred	338,104	316,099	306,501	170,933	202,047
Acquisition expenses	117,849	122,654	137,963	70,212	69,650
Operational expenses	25,943	19,198	23,016	16,389	21,762
Underwriting income (loss)	$20,825	$4,465	$19,009	$1,749	$(47,432)

Net claims and claim expenses incurred - current accident year	$342,268	$319,087	$317,029	$177,135	$227,289
Net claims and claim expenses incurred - prior accident years	(4,164)	(2,988)	(10,528)	(6,202)	(25,242)
Net claims and claim expenses incurred - total	$338,104	$316,099	$306,501	$170,933	$202,047

Net claims and claim expense ratio - current accident year	68.1%	69.0%	65.2%	68.3%	92.4%
Net claims and claim expense ratio - prior accident years	(0.8)%	(0.6)%	(2.2)%	(2.4)%	(10.3)%
Net claims and claim expense ratio - calendar year	67.3%	68.4%	63.0%	65.9%	82.1%
Underwriting expense ratio	28.6%	30.6%	33.1%	33.4%	37.2%
Combined ratio	95.9%	99.0%	96.1%	99.3%	119.3%

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Revenues
Gross premiums written	$15,566	$32,986	$206,052	$186,114	$33,940	$440,718	$386,796
Net premiums written	$15,210	$30,605	$165,394	$167,919	$26,108	$379,128	$317,172
Decrease (increase) in unearned premiums	90,674	63,671	(78,769)	(89,594)	72,709	(14,018)	(8,694)
Net premiums earned	105,884	94,276	86,625	78,325	98,817	365,110	308,478
Net investment income	13,506	13,813	13,597	12,823	13,543	53,739	47,059
Net foreign exchange (losses) gains	(399)	(174)	(936)	(256)	(244)	(1,765)	442
Other income	—	—	139	205	209	344	489
Net realized and unrealized (losses) gains on investments	(1,307)	6,493	20,914	22,435	427	48,535	(26,775)
Total revenues	117,684	114,408	120,339	113,532	112,752	465,963	329,693
Expenses
Net claims and claim expenses incurred	135,397	45,325	10,986	3,663	169,716	195,371	207,647
Acquisition expenses	1,313	15,762	21,211	16,966	(2,591)	55,252	45,316
Operational and corporate expenses	12,238	12,139	9,777	10,650	4,490	44,804	33,180
Interest expense	1,859	1,859	1,858	1,858	1,859	7,434	7,434
Total expenses	150,807	75,085	43,832	33,137	173,474	302,861	293,577
(Loss) income before taxes	(33,123)	39,323	76,507	80,395	(60,722)	163,102	36,116
Income tax (expense) benefit	(6)	(177)	243	(142)	21	(82)	(646)
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(33,129)	$39,146	$76,750	$80,253	$(60,701)	$163,020	$35,470

Net claims and claim expenses incurred - current accident year	$113,743	$80,022	$5,623	$10,300	$206,323	$209,688	$298,765
Net claims and claim expenses incurred - prior accident years	21,654	(34,697)	5,363	(6,637)	(36,607)	(14,317)	(91,118)
Net claims and claim expenses incurred - total	$135,397	$45,325	$10,986	$3,663	$169,716	$195,371	$207,647

Net claims and claim expense ratio - current accident year	107.4%	84.9%	6.5%	13.2%	208.8%	57.4%	96.9%
Net claims and claim expense ratio - prior accident years	20.5%	(36.8)%	6.2%	(8.5)%	(37.1)%	(3.9)%	(29.6)%
Net claims and claim expense ratio - calendar year	127.9%	48.1%	12.7%	4.7%	171.7%	53.5%	67.3%
Underwriting expense ratio	12.8%	29.6%	35.8%	35.2%	2.0%	27.4%	25.5%
Combined ratio	140.7%	77.7%	48.5%	39.9%	173.7%	80.9%	92.8%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Assets
Fixed maturity investments trading, at fair value	$11,171,655	$11,386,228	$10,479,666	$9,473,160	$8,088,870
Short term investments, at fair value	4,566,277	4,116,156	4,579,171	4,012,815	2,586,520
Equity investments trading, at fair value	436,931	379,422	273,646	389,937	310,252
Other investments, at fair value	1,087,377	962,109	955,437	878,373	784,933
Investments in other ventures, under equity method	106,549	103,978	100,396	98,563	115,172
Total investments	17,368,789	16,947,893	16,388,316	14,852,848	11,885,747
Cash and cash equivalents	1,379,068	871,251	670,626	1,021,275	1,107,922
Premiums receivable	2,599,896	2,799,954	3,140,688	2,753,098	1,537,188
Prepaid reinsurance premiums	767,781	972,047	1,158,534	1,086,027	616,185
Reinsurance recoverable	2,791,297	2,438,299	2,865,150	2,908,343	2,372,221
Accrued investment income	72,461	73,509	76,949	64,615	51,311
Deferred acquisition costs and value of business acquired	663,991	708,258	780,756	841,528	476,661
Receivable for investments sold	78,369	225,147	395,787	411,172	256,416
Other assets	346,216	344,593	344,938	353,543	135,127
Goodwill and other intangibles	262,226	263,259	265,217	267,151	237,418
Total assets	$26,330,094	$25,644,210	$26,086,961	$24,559,600	$18,676,196
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$9,384,349	$8,602,437	$8,484,848	$8,391,484	$6,076,271
Unearned premiums	2,530,975	2,967,535	3,362,520	3,188,678	1,716,021
Debt	1,384,105	1,383,498	1,382,890	1,191,499	991,127
Reinsurance balances payable	2,830,691	2,910,601	3,280,048	3,009,492	1,902,056
Payable for investments purchased	225,275	654,685	554,696	679,596	380,332
Other liabilities	932,024	395,186	396,651	435,418	513,609
Total liabilities	17,287,419	16,913,942	17,461,653	16,896,167	11,579,416
Redeemable noncontrolling interest	3,071,308	2,779,033	2,712,466	2,109,400	2,051,700
Shareholders' Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	44,148	44,152	44,162	44,159	42,207
Additional paid-in capital	568,277	560,166	552,210	543,889	296,099
Accumulated other comprehensive (loss) income	(1,939)	4,988	(3,869)	(1,470)	(1,433)
Retained earnings	4,710,881	4,691,929	4,670,339	4,317,455	4,058,207
Total shareholders' equity attributable to RenaissanceRe	5,971,367	5,951,235	5,912,842	5,554,033	5,045,080
Total liabilities, noncontrolling interests and shareholders' equity	$26,330,094	$25,644,210	$26,086,961	$24,559,600	$18,676,196

Book value per common share	$120.53	$120.07	$119.17	$111.05	$104.13

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018
U.S. treasuries	$4,467,345	25.7%	$4,314,006	25.4%	$3,961,306	24.2%	$3,097,089	20.9%	$3,331,411	28.0%
Agencies	343,031	1.9%	507,903	3.0%	334,923	2.0%	182,904	1.2%	174,883	1.5%
Municipal	—	—%	1,629	—%	2,859	—%	256,967	1.7%	6,854	0.1%
Non-U.S. government	497,392	2.9%	379,154	2.2%	370,505	2.3%	687,021	4.6%	279,818	2.4%
Non-U.S. government-backed corporate	321,356	1.9%	263,170	1.6%	207,668	1.3%	286,331	1.9%	160,063	1.3%
Corporate	3,075,660	17.7%	3,453,222	20.4%	3,268,511	19.9%	2,971,018	20.0%	2,450,244	20.6%
Agency mortgage-backed	1,148,499	6.6%	1,248,722	7.4%	1,167,735	7.1%	955,616	6.4%	817,880	6.8%
Non-agency mortgage-backed	294,604	1.7%	261,850	1.5%	266,963	1.6%	272,880	1.8%	278,680	2.4%
Commercial mortgage-backed	468,698	2.7%	406,268	2.4%	374,584	2.3%	245,323	1.7%	282,294	2.4%
Asset-backed	555,070	3.2%	550,304	3.3%	524,612	3.2%	518,011	3.5%	306,743	2.6%
Total fixed maturity investments, at fair value	11,171,655	64.3%	11,386,228	67.2%	10,479,666	63.9%	9,473,160	63.7%	8,088,870	68.1%
Short term investments, at fair value	4,566,277	26.3%	4,116,156	24.3%	4,579,171	28.0%	4,012,815	27.1%	2,586,520	21.8%
Total consolidated fixed maturity and short term investments, at fair value	15,737,932	90.6%	15,502,384	91.5%	15,058,837	91.9%	13,485,975	90.8%	10,675,390	89.9%
Equity investments trading, at fair value	436,931	2.5%	379,422	2.2%	273,646	1.7%	389,937	2.6%	310,252	2.6%
Other investments, at fair value	1,087,377	6.3%	962,109	5.7%	955,437	5.8%	878,373	5.9%	784,933	6.5%
Total managed investment portfolio	17,262,240	99.4%	16,843,915	99.4%	16,287,920	99.4%	14,754,285	99.3%	11,770,575	99.0%
Investments in other ventures, under equity method	106,549	0.6%	103,978	0.6%	100,396	0.6%	98,563	0.7%	115,172	1.0%
Total investments	$17,368,789	100.0%	$16,947,893	100.0%	$16,388,316	100.0%	$14,852,848	100.0%	$11,885,747	100.0%

Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$15,737,932		$15,502,384		$15,058,837		$13,485,975		$10,675,390
Weighted average yield to maturity of fixed maturity and short term investments	2.1%		2.2%		2.4%		2.7%		3.2%
Average duration of fixed maturities and short term investments	2.9		2.8		2.7		2.5		2.1
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$11,154,174		$11,075,699		$10,787,618		$9,811,977		$7,647,460
Weighted average yield to maturity of retained fixed maturity and short term investments	2.2%		2.3%		2.5%		2.8%		3.4%
Average duration of retained fixed maturities and short term investments	3.6		3.5		3.1		3.0		2.3

(1)	Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.

(2)
Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

8

RenaissanceRe Holdings Ltd.
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018
AAA	$1,338,265	12.0%	$1,215,518	10.7%	$1,121,450	10.7%	$1,221,347	12.9%	$769,757	9.5%
AA	6,677,219	59.8%	6,699,860	58.8%	6,073,777	58.0%	5,302,980	56.0%	4,745,307	58.7%
A	1,453,212	13.0%	1,671,934	14.7%	1,548,705	14.8%	1,385,193	14.6%	928,205	11.5%
BBB	874,730	7.8%	967,928	8.5%	898,740	8.6%	758,720	8.0%	658,825	8.1%
Non-investment grade and not rated	828,229	7.4%	830,988	7.3%	836,994	7.9%	804,920	8.5%	986,776	12.2%
Total fixed maturity investments, at fair value	$11,171,655	100.0%	$11,386,228	100.0%	$10,479,666	100.0%	$9,473,160	100.0%	$8,088,870	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$544,636	4.9%	$603,806	5.3%	$616,578	5.9%	$744,030	7.8%	$507,728	6.3%
Due after one through five years	5,522,769	49.4%	5,893,946	51.8%	5,176,183	49.4%	5,301,425	56.0%	4,762,712	58.9%
Due after five through ten years	2,420,602	21.7%	2,232,264	19.6%	1,896,176	18.1%	1,154,682	12.2%	1,056,087	13.1%
Due after ten years	216,777	1.9%	189,068	1.7%	456,835	4.3%	281,193	3.0%	76,746	0.9%
Mortgage-backed securities	1,911,801	17.1%	1,916,840	16.8%	1,809,282	17.3%	1,473,819	15.5%	1,378,854	17.0%
Asset-backed securities	555,070	5.0%	550,304	4.8%	524,612	5.0%	518,011	5.5%	306,743	3.8%
Total fixed maturity investments, at fair value	$11,171,655	100.0%	$11,386,228	100.0%	$10,479,666	100.0%	$9,473,160	100.0%	$8,088,870	100.0%

9

RenaissanceRe Holdings Ltd.
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating
					Credit Rating (1)
December 31, 2019	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$4,566,277	$4,566,277	26.3%	1.6%	$4,293,369	$258,477	$12,480	$1,376	$545	$30
		100.0%			94.0%	5.7%	0.3%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	4,439,533	4,467,345	25.7%	1.7%	—	4,467,345	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	41,956	41,965	0.2%	2.2%	—	41,965	—	—	—	—
Other agencies	300,206	301,066	1.7%	2.0%	—	301,066	—	—	—	—
Total agencies	342,162	343,031	1.9%	2.1%	—	343,031	—	—	—	—
Non-U.S. government	495,465	497,392	2.9%	1.6%	262,457	204,036	11,292	18,259	1,348	—
Non-U.S. government-backed corporate	321,303	321,356	1.9%	2.0%	169,357	113,459	37,300	550	690	—
Corporate	3,010,615	3,075,660	17.7%	3.0%	47,337	221,494	1,395,626	802,372	593,371	15,460
Mortgage-backed
Residential mortgage-backed
Agency securities	1,130,746	1,148,499	6.6%	2.5%	—	1,148,499	—	—	—	—
Non-agency securities - Alt A	218,846	229,055	1.3%	3.8%	32,026	6,671	2,227	8,000	146,434	33,697
Non-agency securities - Prime	63,421	65,549	0.4%	3.3%	23,535	3,142	2,657	582	20,814	14,819
Total residential mortgage-backed	1,413,013	1,443,103	8.3%	2.7%	55,561	1,158,312	4,884	8,582	167,248	48,516
Commercial mortgage-backed	489,352	468,698	2.7%	2.6%	365,272	84,859	2,701	14,270	1,596	—
Total mortgage-backed	1,902,365	1,911,801	11.0%	2.7%	420,833	1,243,171	7,585	22,852	168,844	48,516
Asset-backed
Collateralized loan obligations	515,116	513,743	3.0%	3.4%	399,378	84,683	—	29,682	—	—
Credit cards	13,273	13,386	0.1%	2.0%	13,386	—	—	—	—	—
Auto loans	21,091	21,372	0.1%	2.1%	21,372	—	—	—	—	—
Other	6,491	6,569	—%	2.5%	4,145	—	1,409	1,015	—	—
Total asset-backed	555,971	555,070	3.2%	3.3%	438,281	84,683	1,409	30,697	—	—
Total securitized assets	2,458,336	2,466,871	14.2%	2.8%	859,114	1,327,854	8,994	53,549	168,844	48,516
Total fixed maturity investments	11,067,414	11,171,655	64.3%	2.3%	1,338,265	6,677,219	1,453,212	874,730	764,253	63,976
		100.0%			12.0%	59.8%	13.0%	7.8%	6.8%	0.6%
Weighted average yield to maturity of fixed maturity and short term investments				2.1%
Equity investments trading		436,931	2.5%		—	—	—	—	—	436,931
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		781,641	4.5%		—	—	—	—	781,641	—
Private equity investments		271,047	1.6%		—	—	—	—	—	271,047
Senior secured bank loan funds		22,598	0.1%		—	—	—	—	—	22,598
Hedge funds		12,091	0.1%		—	—	—	—	—	12,091
Total other investments		1,087,377	6.3%		—	—	—	—	781,641	305,736
		100.0%			—%	—%	—%	—%	71.9%	28.1%
Investments in other ventures		106,549	0.6%		—	—	—	—	—	106,549
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$17,368,789	100.0%		$5,631,634	$6,935,696	$1,465,692	$876,106	$1,546,439	$913,222
		100.0%			32.4%	40.0%	8.4%	5.0%	8.9%	5.3%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

10

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Fixed maturity investments	$85,937	$82,977	$88,106	$61,483	$60,189	$318,503	$211,973
Short term investments	11,552	15,061	17,807	11,844	11,231	56,264	33,571
Equity investments trading	1,539	1,326	916	1,027	1,383	4,808	4,474
Other investments
Private equity investments	6,815	(4,597)	10,309	2,454	(11,672)	14,981	477
Other	8,833	22,538	630	7,245	(4,871)	39,246	22,475
Cash and cash equivalents	1,875	1,978	2,306	1,517	1,102	7,676	3,810
	116,551	119,283	120,074	85,570	57,362	441,478	276,780
Investment expenses	(3,856)	(5,439)	(4,242)	(4,108)	(4,024)	(17,645)	(14,914)
Net investment income	112,695	113,844	115,832	81,462	53,338	423,833	261,866

Gross realized gains	45,814	34,710	28,512	24,373	6,339	133,409	21,284
Gross realized losses	(8,380)	(4,609)	(7,217)	(22,943)	(23,399)	(43,149)	(91,098)
Net realized gains (losses) on fixed maturity investments	37,434	30,101	21,295	1,430	(17,060)	90,260	(69,814)
Net unrealized (losses) gains on fixed maturity investments trading	(72,956)	17,226	121,991	103,922	16,212	170,183	(57,310)
Net realized and unrealized (losses) gains on investments-related derivatives	(3,212)	11,134	37,173	13,796	(8,021)	58,891	(8,784)
Net realized gains (losses) on equity investments trading	396	(72)	31,899	(1,161)	5,898	31,062	27,739
Net unrealized gains (losses) on equity investments trading	56,235	(26,451)	(18,355)	52,658	(85,683)	64,087	(66,900)
Net realized and unrealized gains (losses) on investments	17,897	31,938	194,003	170,645	(88,654)	414,483	(175,069)
Total investment result	$130,592	$145,782	$309,835	$252,107	$(35,316)	$838,316	$86,797

Total investment return - annualized	3.1%	3.6%	8.0%	8.0%	(1.2)%	5.2%	0.8%

Retained total investment result (1)
Retained net investment income	$90,568	$81,193	$101,279	$62,659	$46,388	$335,699	$206,876
Retained net realized and unrealized gains (losses) on investments	18,922	26,979	177,478	153,111	(88,987)	376,490	(154,206)
Retained total investment result	$109,490	$108,172	$278,757	$215,770	$(42,599)	$712,189	$52,670

(1)
Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

11

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2019
Property	$1,253,406	$1,631,223	$1,189,221	$4,073,850
Casualty and Specialty	1,596,426	129,720	3,583,913	5,310,059
Other	440	—	—	440
Total	$2,850,272	$1,760,943	$4,773,134	$9,384,349

September 30, 2019
Property	$1,170,009	$1,493,600	$916,314	$3,579,923
Casualty and Specialty	1,475,505	151,555	3,389,344	5,016,404
Other	2,944	—	3,166	6,110
Total	$2,648,458	$1,645,155	$4,308,824	$8,602,437

June 30, 2019
Property	$1,191,810	$1,635,595	$791,628	$3,619,033
Casualty and Specialty	1,450,805	128,701	3,280,133	4,859,639
Other	3,010	—	3,166	6,176
Total	$2,645,625	$1,764,296	$4,074,927	$8,484,848

March 31, 2019
Property	$1,243,455	$1,598,283	$844,681	$3,686,419
Casualty and Specialty	1,454,164	121,165	3,125,166	4,700,495
Other	1,404	—	3,166	4,570
Total (1)	$2,699,023	$1,719,448	$3,973,013	$8,391,484

December 31, 2018
Property	$690,718	$1,308,307	$1,087,229	$3,086,254
Casualty and Specialty	771,537	116,877	2,096,979	2,985,393
Other	1,458	—	3,166	4,624
Total	$1,463,713	$1,425,184	$3,187,374	$6,076,271

(1)
Included in the Company’s reserves for claims and claim expenses balance at March 31, 2019 is $2.4 billion of gross reserves for claims and claim expenses, at fair value, acquired as a result of the acquisition of TMR.

12

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2019			Three months ended December 31, 2018
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$8,602,437	$2,438,299	$6,164,138	$4,952,498	$1,204,059	$3,748,439
Incurred claims and claim expenses
Current year	1,236,137	461,709	774,428	1,843,454	1,292,047	551,407
Prior years	180,752	193,087	(12,335)	(82,478)	(8,709)	(73,769)
Total incurred claims and claim expenses	1,416,889	654,796	762,093	1,760,976	1,283,338	477,638
Paid claims and claim expenses
Current year	148,468	11,290	137,178	386,378	43,392	342,986
Prior years	563,976	295,110	268,866	248,798	71,782	177,016
Total paid claims and claim expenses	712,444	306,400	406,044	635,176	115,174	520,002
Foreign exchange (1)	77,467	4,602	72,865	(2,027)	(2)	(2,025)
Reserve for claims and claim expenses, end of period	$9,384,349	$2,791,297	$6,593,052	$6,076,271	$2,372,221	$3,704,050

	Year ended December 31, 2019			Year ended December 31, 2018
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$6,076,271	$2,372,221	$3,704,050	$5,080,408	$1,586,630	$3,493,778
Incurred claims and claim expenses
Current year	2,863,163	739,287	2,123,876	2,910,525	1,519,758	1,390,767
Prior years	358,615	385,470	(26,855)	(331,989)	(61,240)	(270,749)
Total incurred claims and claim expenses	3,221,778	1,124,757	2,097,021	2,578,536	1,458,518	1,120,018
Paid claims and claim expenses
Current year	286,836	21,187	265,649	445,756	54,695	391,061
Prior years	2,048,366	1,215,961	832,405	1,121,930	618,222	503,708
Total paid claims and claim expenses	2,335,202	1,237,148	1,098,054	1,567,686	672,917	894,769
Amounts acquired (2)	2,388,210	529,435	1,858,775	—	—	—
Foreign exchange (1)	33,292	2,032	31,260	(14,987)	(10)	(14,977)
Reserve for claims and claim expenses, end of period	$9,384,349	$2,791,297	$6,593,052	$6,076,271	$2,372,221	$3,704,050

(1)	Reflects the impact of the foreign exchange revaluation of net reserves denominated in non-U.S. dollars as at the balance sheet date.

(2)	Represents the fair value of TMR's reserves for claims and claim expenses, net of reinsurance recoverables, acquired at March 22, 2019.

13

RenaissanceRe Holdings Ltd.
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. ("Vermeer") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. ("Medici"). Structured reinsurance products and other include Fibonacci Reinsurance Ltd., as well as certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Management fee income
Joint ventures	$11,858	$11,434	$9,519	$9,735	$3,628	$42,546	$26,387
Managed funds	3,814	4,558	6,467	3,797	3,051	18,636	11,462
Structured reinsurance products and other	8,252	8,765	9,976	8,245	8,213	35,238	33,312
Total management fee income	23,924	24,757	25,962	21,777	14,892	96,420	71,161

Performance fee (loss) income
Joint ventures	(3,374)	5,278	5,218	2,538	3,193	9,660	15,093
Managed funds	(2,036)	1,688	470	298	(4,430)	420	62
Structured reinsurance products and other	(5,314)	275	8,541	4,191	(5,020)	7,693	3,580
Total performance fee (loss) income (1)	(10,724)	7,241	14,229	7,027	(6,257)	17,773	18,735

Total fee income	$13,200	$31,998	$40,191	$28,804	$8,635	$114,193	$89,896

(1)
Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

14

RenaissanceRe Holdings Ltd.
Noncontrolling Interests

The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the "Consolidated Vehicles"), in its consolidated statements of operations. Net loss (income) attributable to redeemable noncontrolling interests represents the portion of the loss (income) associated with the Company's Consolidated Vehicles included in the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Vehicles. A negative number in the table below represents the allocation of net income earned by the Company's Consolidated Vehicles to third-party investors, with a corresponding decrease (increase) to the Company's net income (loss) attributable to RenaissanceRe. Conversely, a positive number in the table below represents the allocation of net losses incurred by the Company's Consolidated Vehicles to third-party investors, with a corresponding increase (decrease) to the Company's net income (loss) attributable to RenaissanceRe.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Redeemable noncontrolling interest - DaVinciRe	$25,862	$(30,558)	$(59,855)	$(62,533)	$47,297	$(127,084)	$(27,638)
Redeemable noncontrolling interest - Medici	(6,363)	(15,211)	(1,704)	(2,481)	1,961	(25,759)	(13,926)
Redeemable noncontrolling interest - Vermeer	(16,877)	(16,288)	(10,253)	(5,208)	11	(48,626)	11
Net loss (income) attributable to redeemable noncontrolling interests	$2,622	$(62,057)	$(71,812)	$(70,222)	$49,269	$(201,469)	$(41,553)
A summary of the redeemable noncontrolling economic ownership of third parties in the Company's consolidated Consolidated Vehicles is set forth below:

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
DaVinciRe	78.1%	78.1%	78.1%	77.9%	77.9%
Medici	87.9%	86.3%	86.1%	82.9%	83.4%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

15

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$33,773	$36,698	$367,854	$273,717	$(83,906)
Amount allocated to participating common shareholders (1)	(409)	(446)	(4,393)	(3,121)	(157)
	$33,364	$36,252	$363,461	$270,596	$(84,063)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	43,467	43,462	43,483	42,065	40,111
Per common share equivalents of employee stock options and non-vested shares	85	75	38	26	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,552	43,537	43,521	42,091	40,111

Basic income (loss) per RenaissanceRe common share	$0.77	$0.83	$8.36	$6.43	$(2.10)
Diluted income (loss) per RenaissanceRe common share	$0.77	$0.83	$8.35	$6.43	$(2.10)

	Twelve months ended
(common shares in thousands)	December 31, 2019	December 31, 2018
Numerator:
Net income available to RenaissanceRe common shareholders	$712,042	$197,276
Amount allocated to participating common shareholders (1)	(8,545)	(2,121)
	$703,497	$195,155
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,119	39,732
Per common share equivalents of employee stock options and non-vested shares	56	23
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,175	39,755

Basic income per RenaissanceRe common share	$16.32	$4.91
Diluted income per RenaissanceRe common share	$16.29	$4.91

(1)	Represents earnings attributable to holders of non-vested shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

16

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best (1)	S&P (2)	Moody's (3)	Fitch (4)

Renaissance Reinsurance Ltd.	A+	A+	A1	A+
DaVinci Reinsurance Ltd.	A	A+	A3	—
Renaissance Reinsurance of Europe Unlimited Company	A+	A+	—	—
Renaissance Reinsurance U.S. Inc.	A+	A+	—	—
RenaissanceRe Europe AG	A+	A+	—	—
RenaissanceRe Specialty U.S.	A+	A+	—	—
Top Layer Reinsurance Ltd.	A+	AA	—	—
Vermeer Reinsurance Ltd.	A	—	—	—

RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating	A	A+	—	AA-

RenaissanceRe	Very Strong	Very Strong	—	—
Ratings as of February 3, 2020.
(1) The A.M. Best ratings for the Company's principal operating subsidiaries and joint ventures represent the insurer’s financial strength rating. The Lloyd’s Overall Market Rating represents RenaissanceRe Syndicate 1458’s financial strength rating. The A.M. Best rating for RenaissanceRe represents the Company’s Enterprise Risk Management (“ERM”) score.
(2) The S&P ratings for the Company's principal operating subsidiaries and joint ventures represent the insurer’s financial strength rating and the issuer’s long-term issuer credit rating. The Lloyd’s Overall Market Rating represents RenaissanceRe Syndicate 1458’s financial strength rating. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

(3)	The Moody’s ratings represent the insurer’s financial strength rating.

(4)	The Fitch rating for Renaissance Reinsurance represents the insurer’s financial strength rating. The Lloyd’s Overall Market Rating represents RenaissanceRe Syndicate 1458’s financial strength rating.

17

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Property Segment
Catastrophe	$44,824	$102,779	$602,656	$845,213	$108,937	$1,595,472	$1,349,324
Other property	200,177	211,621	236,544	187,171	90,981	835,513	411,602
Property segment gross premiums written	$245,001	$314,400	$839,200	$1,032,384	$199,918	$2,430,985	$1,760,926

Casualty and Specialty Segment
General casualty (1)	$197,338	$191,447	$258,357	$153,334	$75,797	807,901	453,097
Professional liability (2)	189,838	151,754	167,206	149,377	119,391	650,750	485,851
Financial lines (3)	126,983	111,459	91,202	127,356	102,167	457,000	352,902
Other (4)	146,319	92,008	120,943	101,844	50,482	461,114	257,651
Casualty and Specialty segment gross premiums written	$660,478	$546,668	$637,708	$531,911	$347,837	$2,376,765	$1,549,501

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

18

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended December 31, 2019			Three months ended December 31, 2018
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$44,824	$200,177	$245,001	$108,937	$90,981	$199,918
Net premiums written	$42,797	$200,135	$242,932	$79,209	$91,438	$170,647
Net premiums earned	$267,356	$200,048	$467,404	$233,107	$95,478	$328,585
Net claims and claim expenses incurred	306,042	118,165	424,207	192,810	82,890	275,700
Acquisition expenses	41,631	49,159	90,790	23,165	27,652	50,817
Operational expenses	29,605	9,864	39,469	30,984	6,037	37,021
Underwriting (loss) income	$(109,922)	$22,860	$(87,062)	$(13,852)	$(21,101)	$(34,953)

Net claims and claim expenses incurred - current accident year	$310,228	$121,932	$432,160	$238,402	$85,716	$324,118
Net claims and claim expenses incurred - prior accident years	(4,186)	(3,767)	(7,953)	(45,592)	(2,826)	(48,418)
Net claims and claim expenses incurred - total	$306,042	$118,165	$424,207	$192,810	$82,890	$275,700

Net claims and claim expense ratio - current accident year	116.0%	61.0%	92.5%	102.3%	89.8%	98.6%
Net claims and claim expense ratio - prior accident years	(1.5)%	(1.9)%	(1.7)%	(19.6)%	(3.0)%	(14.7)%
Net claims and claim expense ratio - calendar year	114.5%	59.1%	90.8%	82.7%	86.8%	83.9%
Underwriting expense ratio	26.6%	29.5%	27.8%	23.2%	35.3%	26.7%
Combined ratio	141.1%	88.6%	118.6%	105.9%	122.1%	110.6%

	Year ended December 31, 2019			Year ended December 31, 2018
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,595,472	$835,513	$2,430,985	$1,349,324	$411,602	$1,760,926
Net premiums written	$902,205	$752,054	$1,654,259	$699,255	$355,933	$1,055,188
Net premiums earned	$911,528	$715,966	$1,627,494	$710,417	$340,414	$1,050,831
Net claims and claim expenses incurred (recovered)	489,315	476,109	965,424	282,713	215,182	497,895
Acquisition expenses	131,111	182,650	313,761	77,950	99,962	177,912
Operational expenses	109,736	29,279	139,015	93,897	19,057	112,954
Underwriting income	$181,366	$27,928	$209,294	$255,857	$6,213	$262,070

Net claims and claim expenses incurred - current accident year	$544,895	$423,462	$968,357	$476,190	$242,995	$719,185
Net claims and claim expenses incurred - prior accident years	(55,580)	52,647	(2,933)	(193,477)	(27,813)	(221,290)
Net claims and claim expenses incurred - total	$489,315	$476,109	$965,424	$282,713	$215,182	$497,895

Net claims and claim expense ratio - current accident year	59.8%	59.1%	59.5%	67.0%	71.4%	68.4%
Net claims and claim expense ratio - prior accident years	(6.1)%	7.4%	(0.2)%	(27.2)%	(8.2)%	(21.0)%
Net claims and claim expense ratio - calendar year	53.7%	66.5%	59.3%	39.8%	63.2%	47.4%
Underwriting expense ratio	26.4%	29.6%	27.8%	24.2%	35.0%	27.7%
Combined ratio	80.1%	96.1%	87.1%	64.0%	98.2%	75.1%

19

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating Income Available to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments attributable to RenaissanceRe common shareholders, transaction and integration expenses associated with the acquisition of TMR and the income tax expense or benefit associated with these exclusions to “net income (loss) available (attributable) to RenaissanceRe common shareholders." The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives; certain transaction and integration expenses associated with the acquisition of TMR; and the associated income tax expense or benefit of these adjustments. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and (3) return on average common equity - annualized to operating return on average common equity - annualized:

RenaissanceRe Holdings Ltd.
Comments on Regulation G
Operating Income Available to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$33,773	$36,698	$367,854	$273,717	$(83,906)	$712,042	$197,276
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(18,188)	(30,683)	(177,418)	(153,164)	88,987	(379,453)	154,205
Adjustment for transaction and integration expenses associated with the acquisition of TMR	5,700	4,022	14,483	25,520	3,296	49,725	3,296
Adjustment for income tax expense (benefit) (2)	1,728	2,929	7,653	8,287	(3,580)	20,597	(5,750)
Operating income available to RenaissanceRe common shareholders	$23,013	$12,966	$212,572	$154,360	$4,797	$402,911	$349,027

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.77	$0.83	$8.35	$6.43	$(2.10)	$16.29	$4.91
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(0.42)	(0.70)	(4.08)	(3.64)	2.22	(8.79)	3.88
Adjustment for transaction and integration expenses associated with the acquisition of TMR	0.13	0.09	0.33	0.61	0.08	1.15	0.08
Adjustment for income tax expense (benefit) (2)	0.04	0.07	0.18	0.20	(0.09)	0.48	(0.14)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$0.52	$0.29	$4.78	$3.60	$0.11	$9.13	$8.73

Return on average common equity - annualized	2.5%	2.8%	28.9%	23.5%	(7.8)%	14.1%	4.7%
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(1.3)%	(2.3)%	(13.9)%	(13.2)%	8.2%	(7.5)%	3.7%
Adjustment for transaction and integration expenses associated with the acquisition of TMR	0.4%	0.3%	1.1%	2.2%	0.3%	1.0%	0.1%
Adjustment for income tax expense (benefit) (2)	0.1%	0.2%	0.6%	0.8%	(0.3)%	0.4%	(0.1)%
Operating return on average common equity - annualized	1.7%	1.0%	16.7%	13.3%	0.4%	8.0%	8.4%

(1)
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders represents: net realized and unrealized gains (losses) on investments as set forth in the Company's consolidated statement of operations less net realized and unrealized gains (losses) attributable to redeemable noncontrolling interests, which is included in net loss (income) attributable to redeemable noncontrolling interests in the Company's consolidated statement of operations. Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

(2)
Adjustment for income tax expense (benefit) represents the income tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

20

RenaissanceRe Holdings Ltd.
Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Book value per common share	$120.53	$120.07	$119.17	$111.05	$104.13
Adjustment for goodwill and other intangibles (1)	(6.50)	(6.55)	(6.60)	(6.66)	(6.28)
Tangible book value per common share	114.03	113.52	112.57	104.39	97.85
Adjustment for accumulated dividends	20.68	20.34	20.00	19.66	19.32
Tangible book value per common share plus accumulated dividends	$134.71	$133.86	$132.57	$124.05	$117.17

Quarterly change in book value per common share	0.4%	0.8%	7.3%	6.6%	(1.0)%
Quarterly change in tangible book value per common share plus change in accumulated dividends	0.7%	1.1%	8.2%	7.0%	(0.4)%
Year to date change in book value per common share	15.7%	15.3%	14.4%	6.6%	4.4%
Year to date change in tangible book value per common share plus change in accumulated dividends	17.9%	17.1%	15.7%	7.0%	6.4%

(1)
At December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, goodwill and other intangibles included $24.9 million, $25.6 million, $26.3 million, $27.0 million and $27.7 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. A reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value” is included below:

	At
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Fixed maturity investments, at fair value	$11,171,655	$11,386,228	$10,479,666	$9,473,160	$8,088,870
Short term investments, at fair value	4,566,277	4,116,156	4,579,171	4,012,815	2,586,520
Total consolidated fixed maturity and short term investments, at fair value	$15,737,932	$15,502,384	$15,058,837	$13,485,975	$10,675,390
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(4,583,758)	(4,426,685)	(4,271,219)	(3,673,998)	(3,027,930)
Retained fixed maturity and short term investments, at fair value	$11,154,174	$11,075,699	$10,787,618	$9,811,977	$7,647,460

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. A reconciliation of consolidated total investment result to “retained total investment result” is included below:

	Three months ended					Twelve months ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net investment income	$112,695	$113,844	115,832	$81,462	$53,338	$423,833	$261,866
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(22,127)	(32,651)	$(14,553)	(18,803)	(6,950)	(88,134)	54,990
Retained net investment income	90,568	81,193	101,279	62,659	46,388	335,699	206,876

Net realized and unrealized gains (losses) on investments	17,897	31,938	194,003	170,645	(88,654)	414,483	(175,069)
Adjustment for net realized and unrealized losses (gains) on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	1,025	(4,959)	(16,525)	(17,534)	(333)	(37,993)	(20,863)
Retained net realized and unrealized gains (losses) on investments	18,922	26,979	177,478	153,111	(88,987)	376,490	(154,206)

Total investment result	130,592	145,782	309,835	252,107	(35,316)	838,316	86,797
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(21,102)	(37,610)	(31,078)	(36,337)	(7,283)	(126,127)	34,127
Retained total investment result	$109,490	$108,172	$278,757	$215,770	$(42,599)	$712,189	$52,670

23